Note 6 - Impairment Reversal	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of impairment of assets [text block]

6. Impairment reversal

Mount Milligan Mine

In the third quarter of 2019, as part of the Company’s annual budget and life of mine planning process, the Company identified that cost escalation relating to short- and long-term water-sourcing requirements, higher maintenance costs, higher-than-expected labor requirements, and lower mill throughput estimates, among other things, would continue in the short- to medium-term. All of these factors combined with lower-than-expected long-term gold recoveries, and the expectation that the Mount Milligan Mine’s mineral reserves and resources would be materially reduced, resulted in an indicator for an impairment test on the Mount Milligan Mine’s long-lived assets. Consequently, the Company performed an impairment test and concluded that the carrying amount exceeded its estimated recoverable amount. An impairment loss of $230.5 million was recognized, of which $16.1 million was allocated to reduce goodwill to nil and $214.4 million allocated to other long-lived assets.

In the fourth quarter of 2021, in connection with the annual budget update program as well as periodic assessment of CGUs, the Company identified improved and sustainable performance, increased expectation of resource to reserve conversion and increased long-term gold and copper prices to be indicators to test the Mount Milligan Mine for impairment reversal. In 2021, the Mount Milligan Mine achieved substantially improved operating performance that is expected to be sustained in the future. In addition, in 2021, the Company undertook a significant exploration campaign at the Mount Milligan Mine, which in combination with the lower cost structure of the mine, has increased the Company’s resource to reserve conversion rate expectation for the mine. The Company also observed increased long-term gold and copper price expectation over an extended period of time. As a result of the indicators identified for the Mount Milligan Mine CGU, the Company completed an impairment reversal test in the fourth quarter of 2021.

The estimated recoverable amount of the Mount Milligan mine CGU as at December 31, 2021 was determined on the basis of FVLCD and calculated by discounting the estimated future net cash flows over the estimated life of the mine. Calculating the FVLCD required management to make estimates and assumptions with respect to future production levels and operating and capital costs in the life of mine plans, future metal prices, foreign exchange rates, discount rate and estimates of the fair value attributable to mineralization in excess of life of mine plans. Changes in any of the assumptions or estimates used in determining the fair values could have impacted the impairment reversal analysis and its conclusions. The key assumptions used in the impairment test for Mount Milligan Mine are summarized in the table below:

2021
Gold price per oz - long-term	$1,550
Copper price per lb - long-term	$3.50
Foreign exchange rates - long-term (US$: C$)	1.28
Discount rate	6.0%

As the Mount Milligan Mine CGU’s estimated recoverable amount exceeded the previous carrying amount less amortization that would have been recognized had the assets not been impaired, an impairment reversal of $160.0 million ($117.3 million, net of tax) was recognized in the impairment reversal line item in the consolidated statements of (loss) earnings. This impairment reversal represents the full reversal of prior impairment allocated to long-lived assets, as adjusted for amortization. The discounted cash flow approach uses significant unobservable inputs and is therefore considered Level 3 fair value measurement under the fair value hierarchy.

In 2020, the Company did not identify any indicators of impairment or impairment reversal on long-lived assets.

Key assumptions

The determination of the recoverable amount with Level 3 input of the fair value hierarchy, includes the following key applicable assumptions:

•	Gold and copper price estimates were determined using forecasts of future prices prepared by industry analysts, which were available as at or close to the valuation date;
•	Foreign exchange rate estimates are based on the outlook of industry analysts;
•

Estimated production levels, and future operating and capital costs are based on detailed life of mine plans and also take into account the Company’s expected development plans. The production levels used were consistent with the reserves volumes developed as part of the Company’s process for the estimation of mineral reserves and resources;

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Estimates of the fair value attributable to mineralization in excess of life of mine plans are based on various assumptions, including determination of the appropriate valuation method for mineralization, ascribing anticipated economics to mineralization in cases where only limited or no comprehensive economic study has been completed and a value per ounce applied to such mineralization. The resources used were consistent with the resource volumes approved as part of the Company’s process for the estimation of mineral reserves and resources;

•

A real after-tax discount rate was based on the Company’s estimated real weighted-average cost of capital, of which the two main components are the cost of equity and the after-tax cost of debt. The discount rate was adjusted for the specific risks associated with the Mount Milligan Mine.